UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-27002               94-3333649
           --------                       -------               ----------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)


                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
                            -------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act  (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02. Departure of Directors, Principal Officers; Election of Directors; Appointment of Principal Officers
            ---------------------------------

          (b). Departure and Appointment of New Director.
          -----------------------------------------------

     On January 24, 2005, William Hedden has resigned as a Director of International DisplayWorks, Inc. (the "Company"). The Board of Directors appointed Mark A. Christensen as a Director. Mr. Christensen will serve until the next Annual Meeting of stockholders or until his successor is elected and qualified.

     Mr. Christensen, age 45, is the Intel Corp. Vice President and Director of Intel Capital's Mobile and Communications Sectors and has been since 2001. Mr. Christensen is responsible for managing Intel Capital's wired, wireless and optical networking equity investments and mergers and acquisition activities. From 1997 to 2001, Mr. Christensen served as Intel Vice President and Group General Manager - Network Communications Group. From 1995-1997, Mr.Christensen was the Intel Division General Manager - Network Products Division. Prior to that, Mr. Christensen served at Intel Corp. in various positions since 1982. He received a bachelor's degree in Industrial Engineering from Oregon State University and a master's degree in Business Administration from the University of Oregon.

     Mr. Christensen has not held positions with the Company previously and there are no related party transactions between the Company and Mr. Christensen, nor are any contemplated. Mr. Christensen does not have any family relations with any director or officer of the Company.

     Upon appointment, Mr. Christensen was granted options to purchase 20,000 at $8.95 per share expiring on January 19, 2010.

Section 9 - Financial Statement and Exhibits
--------------------------------------------

        Item 9.01 Financial Statements and Exhibits
        -------------------------------------------

         Exhibit No.         Exhibit Description
         -----------         -------------------

             99              Press  Release  dated   January  24,  2005   titled
                             "International   DisplayWorks  appoints   Mark   A.
                             Christensen to Board of Directors"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTERNATIONAL DISPLAYWORKS, INC.,
                                               a Delaware Corporation


Dated: January 21, 2004                        /s/ Alan M. Lefko
       ----------------                        ---------------------------------
                                               Alan Lefko,
                                               Vice President of Finance

                                  EXHIBIT INDEX




         Exhibit No.         Exhibit Description
         -----------         -------------------

             99              Press  Release   dated   January  24,  2005  titled
                             "International   DisplayWorks   appoints  Mark   A.
                             Christensen to Board of Directors"